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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                              --------------------



        Date of report (Date of earliest event reported): March 23, 2000
                                                          --------------



                                  CCG VIII, LLC
                                  -------------

                         BRESNAN CAPITAL CORPORATION
                         ---------------------------
           (Exact names of registrants as specified in their charters)


                                    Delaware
                                    --------

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)



         333-77637                                            38-2558446
         ---------                                            ----------

       333-77637-01                                           13-3887244
       ------------                                           ----------
 (Commission file numbers)                                (Federal Employer
                                                         Identification Numbers)


12444 Powerscourt Drive - Suite 100
St. Louis, Missouri                                               63131
-----------------------------------                               -----
(Address of principal executive offices)                          (Zip Code)

(Registrants' telephone number, including area code)              (314) 965-0555




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ITEM 5. OTHER EVENTS.

     As previously reported, Charter Communications Holding Company, LLC (Charter Holdco) and Charter Communications Holdings, LLC (Charter Holdings), a wholly owned subsidiary of Charter Holdco, completed the acquisition of Bresnan Communications Company Limited Partnership on February 14, 2000. This transaction constituted a change in control under the indenture governing the publicly held 8.00% senior notes due 2009 (the "Senior Notes") and 9.25% senior discount notes due 2009 (the "Senior Discount Notes" and together with the Senior Notes, the "Notes") of CCG VIII, LLC (CCG, formerly known as Bresnan Communications Group LLC) and CCG's wholly owned subsidiary, Bresnan Capital Corporation (Bresnan Capital).

     The indenture governing these notes provides that upon the occurrence of a change of control, the issuers shall make an offer to repurchase each holder's Senior Note at a cash offer price equal to 101% of the Senior Note's principal amount plus accrued and unpaid interest thereon, if any, on the change of control offer payment date and to repurchase each holder's Senior Discount Note at a cash offer price equal to 101% of the accreted value of the Senior Discount Note on the change of control offer payment date. Accordingly, as permitted under the indenture, Charter Holdco, in place of CCG and Bresnan Capital, made an offer to repurchase the Notes on February 15, 2000. The change of control offer expired on March 20, 2000.

     Pursuant to the change of control offer described above, 165,300 of the Registrants' Senior Notes (each with a $1,000 face amount) and 253,450 of the Registrants' Senior Discount Notes (each with a $1,000 face amount at maturity) were validly tendered.

     The Senior Notes were repurchased at 101% of their principal amount, plus accrued and unpaid interest thereon through March 23, 2000. The aggregate repurchase price was $168.9 million. The Senior Discount Notes were repurchased at 101% of their accreted value at March 23, 2000. The aggregate repurchase price was $180.6 million. Both repurchases were funded with equity contributions from Charter Holdings, which made the cash available from the proceeds of its sale of $1.5 billion of high yield notes in January 2000.

     In addition to the above change of control repurchases, the Registrants have repurchased the remaining 4,700 Senior Notes (including accrued and unpaid interest) and the remaining 21,550 Senior Discount Notes from an investment banking and securities firm for $4.8 million and $15.4 million, respectively. These repurchases were funded in the same manner as the change of control repurchases.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a)  Financial statements of business acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               None.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                     CCG VIII, LLC,
                                     a registrant

                                     By:    CHARTER COMMUNICATIONS, INC.,
                                            sole manager



Dated March 29, 2000                 By:    /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:   Kent D. Kalkwarf
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)


                                     BRESNAN CAPITAL CORPORATION,
                                     a registrant


Dated March 29, 2000                 By:    /s/ KENT D. KALKWARF
                                            --------------------
                                            Name:   Kent D. Kalkwarf
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer
                                                    (Principal Financial
                                                    Officer and Principal
                                                    Accounting Officer)